Exhibit 99.2

(Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Quarter Ended June 30, 2009
Sales	$97.7	$102.7	$35.9	$29.9	$—	$266.2

Depreciation and amortization	8.9	4.3	2.9	2.0	0.8	18.9
Cost of sales and selling and administrative	105.1	91.9	41.4	26.3	17.7	282.4
(Gain) loss on sale or impairment of long lived assets	—	—	—	—	(1.0)	(1.0)
Other operating credits and charges, net	—	—	—	—	(1.9)	(1.9)

Total operating costs	114.0	96.2	44.3	28.3	15.6	298.4

Income (loss) from operations	(16.3)	6.5	(8.4)	1.6	(15.6)	(32.2)
Total non-operating income (expense)					(7.7)	(7.7)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(16.3)	6.5	(8.4)	1.6	(23.3)	(39.9)
Provision (benefit) for income taxes					(16.0)	(16.0)
Equity in (income) loss of unconsolidated affiliates	2.2		0.2	1.0		3.4

Income (loss) from continuing operations	$(18.5)	$6.5	$(8.6)	$0.6	$(7.3)	$(27.3)

Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(18.5)	$6.5	$(8.6)	$0.6	$(7.3)	$(27.3)
Income tax expense	—	—	—	—	(16.0)	(16.0)
Investment income					(7.5)	(7.5)
Interest expense, net of capitalized interest	—	—	—	—	21.1	21.1
Depreciation and amortization	8.9	4.3	2.9	2.0	0.8	18.9

EBITDA from continuing operations	$(9.6)	$10.8	$(5.7)	$2.6	$(8.9)	$(10.8)

Stock based compensation expense	$0.1	$0.1	$0.1	$—	$1.2	$1.5
(Gain) loss on sale or impairment of long lived assets					(1.0)	(1.0)
Other operating credits and charges, net					(1.9)	(1.9)
Other than temporary asset impairment					0.8	0.8
Early debt extinguishment					—	—

Adjusted EBITDA from continuing operations	$(9.5)	$10.9	$(5.6)	$2.6	$(9.8)	$(11.4)

Quarter Ended June 30, 2008
Sales	$170.2	$123.6	$65.3	$27.9	$—	$387.0

Depreciation and amortization	13.2	5.6	3.7	2.9	1.4	26.8
Cost of sales and selling and administrative	188.9	109.2	71.0	24.2	20.8	414.1
(Gain) loss on sale or impairment of long lived assets					0.1	0.1
Other operating credits and charges, net					70.1	70.1

Total operating costs	202.1	114.8	74.7	27.1	92.4	511.1

Loss from operations	(31.9)	8.8	(9.4)	0.8	(92.4)	(124.1)
Total non-operating income (expense)					(8.9)	(8.9)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(31.9)	8.8	(9.4)	0.8	(101.3)	(133.0)
Provision (benefit) for income taxes					(56.8)	(56.8)
Equity in (income) loss of unconsolidated affiliates	2.2		(0.2)	1.2		3.2

Income (loss) from continuing operations	$(34.1)	$8.8	$(9.2)	$(0.4)	$(44.5)	$(79.4)

Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(34.1)	$8.8	$(9.2)	$(0.4)	$(44.5)	$(79.4)
Income tax expense					(56.8)	(56.8)
Investment income					(10.6)	(10.6)
Interest expense, net of capitalized interest					12.7	12.7
Depreciation and amortization	13.2	5.6	3.7	2.9	1.4	26.8

EBITDA from continuing operations	$(20.9)	$14.4	$(5.5)	$2.5	$(97.8)	$(107.3)

Stock based compensation expense	$0.4	$0.2	$0.1	$—	$1.8	$2.5
(Gain) loss on sale or impairment of long lived assets					0.1	0.1
Other operating credits and charges, net					70.1	70.1
Other than temporary asset impairment					1.7	1.7
Early debt extinguishment					—	—

Adjusted EBITDA from continuing operations	$(20.5)	$14.6	$(5.4)	$2.5	$(24.1)	$(32.9)

(Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Six months Ended June 30, 2009
Sales	$170.0	$176.4	$65.8	$58.6	$—	$470.8

Depreciation and amortization	16.0	9.0	5.9	5.1	2.0	38.0
Cost of sales and selling and administrative	192.0	158.7	77.3	50.4	35.7	514.1
(Gain) loss on sale or impairment of long lived assets	—	—	—	—	(0.9)	(0.9)
Other operating credits and charges, net	—	—	—	—	(5.7)	(5.7)

Total operating costs	208.0	167.7	83.2	55.5	31.1	545.5

Income (loss) from operations	(38.0)	8.7	(17.4)	3.1	(31.1)	(74.7)
Total non-operating income (expense)					(12.0)	(12.0)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(38.0)	8.7	(17.4)	3.1	(43.1)	(86.7)
Provision (benefit) for income taxes					(35.2)	(35.2)
Equity in (income) loss of unconsolidated affiliates	4.6		0.4	1.0		6.0

Income (loss) from continuing operations	$(42.6)	$8.7	$(17.8)	$2.1	$(7.9)	$(57.5)

Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(42.6)	$8.7	$(17.8)	$2.1	$(7.9)	$(57.5)
Income tax expense	—	—	—	—	(35.2)	(35.2)
Investment income					(12.7)	(12.7)
Interest expense, net of capitalized interest	—	—	—	—	32.9	32.9
Depreciation and amortization	16.0	9.0	5.9	5.1	2.0	38.0

EBITDA from continuing operations	$(26.6)	$17.7	$(11.9)	$7.2	$(20.9)	$(34.5)

Stock based compensation expense	$0.5	$0.5	$0.4	$—	$4.1	$5.5
(Gain) loss on sale or impairment of long lived assets					(0.9)	(0.9)
Other operating credits and charges, net					(5.7)	(5.7)
Other than temporary asset impairment					1.7	1.7
Early debt extinguishment					0.6	0.6

Adjusted EBITDA from continuing operations	$(26.1)	$18.2	$(11.5)	$7.2	$(21.1)	$(33.3)

Six months Ended June 30, 2008
Sales	$329.2	$230.7	$125.8	$50.7	$—	$736.4

Depreciation and amortization	27.3	11.4	7.6	4.1	3.0	53.4
Cost of sales and selling and administrative	390.7	210.2	135.3	47.5	43.3	827.0
(Gain) loss on sale or impairment of long lived assets					(0.3)	(0.3)
Other operating credits and charges, net					66.1	66.1

Total operating costs	418.0	221.6	142.9	51.6	112.1	946.2

Loss from operations	(88.8)	9.1	(17.1)	(0.9)	(112.1)	(209.8)
Total non-operating income (expense)					1.3	1.3
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(88.8)	9.1	(17.1)	(0.9)	(110.8)	(208.5)
Provision (benefit) for income taxes					(92.7)	(92.7)
Equity in (income) loss of unconsolidated affiliates	7.4		0.2	1.9		9.5

Income (loss) from continuing operations	$(96.2)	$9.1	$(17.3)	$(2.8)	$(18.1)	$(125.3)

Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(96.2)	$9.1	$(17.3)	$(2.8)	$(18.1)	$(125.3)
Income tax expense					(92.7)	(92.7)
Investment income					(23.4)	(23.4)
Interest expense, net of capitalized interest					23.9	23.9
Depreciation and amortization	27.3	11.4	7.6	4.1	3.0	53.4

EBITDA from continuing operations	$(68.9)	$20.5	$(9.7)	$1.3	$(107.3)	$(164.1)

Stock based compensation expense	$1.0	$0.5	$0.5	$—	$5.4	$7.4
(Gain) loss on sale or impairment of long lived assets					(0.3)	(0.3)
Other operating credits and charges, net					66.1	66.1
Other than temporary asset impairment					2.5	2.5
Early debt extinguishment					—	—

Adjusted EBITDA from continuing operations	$(67.9)	$21.0	$(9.2)	$1.3	$(33.6)	$(88.4)

(Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Quarter Ended September 30, 2009
Sales	$122.5	$111.3	$47.8	$27.2	$—	$308.8

Depreciation and amortization	10.3	5.1	3.2	2.9	0.7	22.2
Cost of sales and selling and administrative	116.3	90.1	50.9	23.2	17.0	297.5
(Gain) loss on sale or impairment of long lived assets					(1.2)	(1.2)
Other operating credits and charges, net					(1.6)	(1.6)

Total operating costs	126.6	95.2	54.1	26.1	14.9	316.9

Income (loss) from operations	(4.1)	16.1	(6.3)	1.1	(14.9)	(8.1)
Total non-operating income (expense)					(12.3)	(12.3)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(4.1)	16.1	(6.3)	1.1	(27.2)	(20.4)
Provision (benefit) for income taxes					(10.5)	(10.5)
Equity in (income) loss of unconsolidated affiliates	1.9	—	—	0.9	—	2.8

Income (loss) from continuing operations	$(6.0)	$16.1	$(6.3)	$0.2	$(16.7)	$(12.7)

Reconciliation of loss from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(6.0)	$16.1	$(6.3)	$0.2	$(16.7)	$(12.7)
Income tax benefit					(10.5)	(10.5)
Investment income					(7.4)	(7.4)
Interest expense, net of capitalized interest					20.4	20.4
Depreciation and amortization	10.3	5.1	3.2	2.9	0.7	22.2

EBITDA from continuing operations	$4.3	$21.2	$(3.1)	$3.1	$(13.5)	$12.0

Stock based compensation expense	$0.1	$0.1	$0.1		$1.2	$1.5
(Gain) loss on sale or impairment of long lived assets					(1.2)	(1.2)
Other operating credits and charges, net					(1.6)	(1.6)
Other than temporary asset impairment					0.1	0.1
Early debt extinguishment					0.2	0.2

Adjusted EBITDA from continuing operations	$4.4	$21.3	$(3.0)	$3.1	$(14.8)	$11.0

Quarter Ended September 30, 2008
Sales	$183.3	$117.0	$63.4	$25.9	$—	$389.6

Depreciation and amortization	13.3	5.2	4.4	2.6	1.5	27.0
Cost of sales and selling and administrative	196.0	107.2	70.3	24.1	21.2	418.8
(Gain) loss on sale or impairment of long lived assets					9.8	9.8
Other operating credits and charges, net					1.6	1.6

Total operating costs	209.3	112.4	74.7	26.7	34.1	457.2

Loss from operations	(26.0)	4.6	(11.3)	(0.8)	(34.1)	(67.6)
Total non-operating income (expense)					(90.7)	(90.7)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(26.0)	4.6	(11.3)	(0.8)	(124.8)	(158.3)
Provision (benefit) for income taxes					(61.0)	(61.0)
Equity in (income) loss of unconsolidated affiliates	1.7		(0.3)	1.7	—	3.1

Income (loss) from continuing operations	$(27.7)	$4.6	$(11.0)	$(2.5)	$(63.8)	$(100.4)

Reconciliation of loss from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(27.7)	$4.6	$(11.0)	$(2.5)	$(63.8)	$(100.4)
Income tax benefit					(61.0)	(61.0)
Investment income					(8.1)	(8.1)
Interest expense, net of capitalized interest					12.4	12.4
Depreciation and amortization	13.3	5.2	4.4	2.6	1.5	27.0

EBITDA from continuing operations	$(14.4)	$9.8	$(6.6)	$0.1	$(119.0)	$(130.1)

Stock based compensation expense	$0.4	$0.2	$0.1	$—	$1.8	$2.5
(Gain) loss on sale or impairment of long lived assets					9.8	9.8
Other operating credits and charges, net					1.6	1.6
Other than temporary asset impairment					88.7	88.7
Early debt extinguishment					—	—

Adjusted EBITDA from continuing operations	$(14.0)	$10.0	$(6.5)	$0.1	$(17.1)	$(27.5)

(Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Nine months Ended September 30, 2009
Sales	$292.5	$287.7	$113.6	$85.8	$—	$779.6

Depreciation and amortization	26.3	14.1	9.1	8.0	2.7	60.2
Cost of sales and selling and administrative	308.3	248.8	128.2	73.6	52.7	811.6
(Gain) loss on sale or impairment of long lived assets					(2.1)	(2.1)
Other operating credits and charges, net					(7.3)	(7.3)

Total operating costs	334.6	262.9	137.3	81.6	46.0	862.4

Income (loss) from operations	(42.1)	24.8	(23.7)	4.2	(46.0)	(82.8)
Total non-operating income (expense)					(24.3)	(24.3)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(42.1)	24.8	(23.7)	4.2	(70.3)	(107.1)
Provision (benefit) for income taxes					(45.7)	(45.7)
Equity in (income) loss of unconsolidated affiliates	6.5		0.4	1.9		8.8

Income (loss) from continuing operations	$(48.6)	$24.8	$(24.1)	$2.3	$(24.6)	$(70.2)

Reconciliation of loss from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(48.6)	$24.8	$(24.1)	$2.3	$(24.6)	(70.2)
Income tax expense					(45.7)	(45.7)
Investment income					(20.1)	(20.1)
Interest expense, net of capitalized interest					53.3	53.3
Depreciation and amortization	26.3	14.1	9.1	8.0	2.7	60.2

EBITDA from continuing operations	$(22.3)	$38.9	$(15.0)	$10.3	$(34.4)	$(22.5)

Stock based compensation expense	$0.5	$0.4	$0.4	$—	$4.1	$5.5
(Gain) loss on sale or impairment of long lived assets					(2.1)	(2.1)
Other operating credits and charges, net					(7.3)	(7.3)
Other than temporary asset impairment					1.8	1.8
Early debt extinguishment					(0.4)	(0.4)

Adjusted EBITDA from continuing operations	$(21.8)	$39.3	$(14.6)	$10.3	$(38.3)	$(25.0)

Nine months Ended September 30, 2008
Sales	$512.5	$347.7	$189.2	$76.6	$—	$1,126.0

Depreciation and amortization	40.6	16.6	11.9	7.1	4.2	80.4
Cost of sales and selling and administrative	587.1	317.3	205.6	71.2	64.6	1,245.8
(Gain) loss on sale or impairment of long lived assets					9.5	9.5
Other operating credits and charges, net					67.7	67.7

Total operating costs	627.7	333.9	217.5	78.3	146.0	1,403.4

Loss from operations	(115.2)	13.8	(28.3)	(1.7)	(146.0)	(277.4)
Total non-operating income (expense)					(89.4)	(89.4)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(115.2)	13.8	(28.3)	(1.7)	(235.4)	(366.8)
Provision (benefit) for income taxes					(153.7)	(153.7)
Equity in (income) loss of unconsolidated affiliates	9.1			3.5		12.6

Income (loss) from continuing operations	$(124.3)	$13.8	$(28.3)	$(5.2)	$(81.7)	$(225.7)

Reconciliation of loss from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(124.3)	$13.8	$(28.3)	$(5.2)	$(81.7)	(225.7)
Income tax expense					(153.7)	(153.7)
Investment income					(31.5)	(31.5)
Interest expense, net of capitalized interest					36.3	36.3
Depreciation and amortization	40.6	16.6	11.9	7.1	4.2	80.4

EBITDA from continuing operations	$(83.7)	$30.4	$(16.4)	$1.9	$(226.4)	$(294.2)

Stock based compensation expense	$1.0	$0.5	$0.5	$—	$5.3	$7.3
(Gain) loss on sale or impairment of long lived assets					9.5	9.5
Other operating credits and charges, net					67.7	67.7
Other than temporary asset impairment					91.2	91.2
Early debt extinguishment					—	—

Adjusted EBITDA from continuing operations	$(82.7)	$30.9	$(15.9)	$1.9	$(52.7)	$(118.5)